Exhibit 10.1

Docusign Envelope ID: D864B06B - 83AA - 4DD5 - 8918 - 27BAE4BDBAC8 Page 1 of 16 I have read and agree to the terms and conditions set forth above: _ _ _ _ CEDAR ADVANCE LLC 5401 Collins Avenue CU - 9A Miami Beach, FL 33140 (786) reconciliations@cedaradvance.com STANDARD MERCHANT CASH ADVANCE AGREEMENT This is an Agreement dated by and between CEDAR ADVANCE LLC (“CEDAR”), inclusive of its successors and assigns, and each merchant listed below (“Merchant”). Merchant’s Legal Name: D/B/A/: Fed ID #: Type of Entity: _ Corporation _ Limited Liability Company _ Partnership _ Sole Proprietorship City: State: Zip: Business Address : Contact Address : E - mail Address : City: State: Zip: Phone Number: $ Purchase Price This is the amount being paid to Merchant(s) for the Receivables Purchased Amount (defined below) . This amount may be paid in installments if there is an Addendum stating that it will be paid in installments . $ Receivables Purchased Amount This is the amount of Receivables (defined in Section 1 below) being sold . This amount may be sold in installments if there is an Addendum stating that it will be sold in installments . % Specified Percentage This is the percentage of Receivables (defined below) to be delivered until the Receivables Purchased Amount is paid in full. $ Net Funds Provided This is the net amount being paid to or on behalf of Merchant(s) after deduction of applicable fees listed in Section 2 below . This amount may be paid in installments if there is an Addendum stating that it will be paid in installments . $ Net Amount to Be Received Directly by Merchant(s) This is the net amount being received directly by Merchant(s) after deduction of applicable fees listed in Section 2 below and the payment of any part of the Purchase Price elsewhere pursuant to any Addendum to this Agreement . This amount may be paid in installments if there is an Addendum stating that it will be paid in installments . If any deduction is being made from the Purchase Price to pay off another obligation by Merchant(s), then the Net Amount to be Received Directly by Merchant(s) is subject to change based on any change in the amount of the other obligation(s) to be paid off . $ per Initial Estimated Payment This is the initial amount of periodic payments collected from Merchant(s) as an approximation of no more than the Specified Percentage of the Receivables and is subject to reconciliation as set forth in Section 4 below . Name: Title: Date:

Docusign Envelope ID: D864B06B - 83AA - 4DD5 - 8918 - 27BAE4BDBAC8 Page 2 of 16 STANDARD MERCHANT CASH ADVANCE AGREEMENT TERMS AND CONDITIONS 1. Sale of Future Receipts. Merchant(s) hereby sell, assign, and transfer to CEDAR (making CEDAR the absolute owner) in consideration of the funds provided (“Purchase Price”) specified above, all of each Merchant’s future accounts, contract rights, and other obligations arising from or relating to the payment of monies from each Merchant’s customers and/or other third party payors (the “Receivables”, defined as all payments made by cash, check, credit or debit card, electronic transfer, or other form of monetary payment in the ordinary course of each merchant’s business), for the payment of each Merchant’s sale of goods or services until the amount specified above (the “Receivables Purchased Amount”) has been delivered by Merchant(s) to CEDAR. Each Merchant hereby acknowledges that until the Receivables Purchased Amount has been received in full by CEDAR, each Merchant’s Receivables, up to the balance of the Receivables Purchased Amount, are the property of CEDAR and not the property of any Merchant. Merchant will hold Receivables in trust for CEDAR The Receivables Purchased Amount shall be paid to CEDAR by each Merchant irrevocably authorizing only one depositing account acceptable to CEDAR (the “Account”) to remit the percentage specified above (the “Specified Percentage”) of each Merchant’s settlement amounts due from each transaction, until such time as CEDAR receives payment in full of the Receivables Purchased Amount . Each Merchant hereby authorizes CEDAR to ACH debit the specified remittances and any applicable fees listed in Section 2 from the Account on a daily basis as of the next business day after the date of this Agreement and will provide CEDAR with all required access codes and monthly bank statements . Each Merchant understands that it will be held responsible for any fees resulting from a rejected ACH attempt or an Event of Default (see Section 2 ) . CEDAR is not responsible for any overdrafts or rejected transactions that may result from CEDAR’s ACH debiting the Specified Percentage amounts under the terms of this Agreement . Each Merchant acknowledges and agrees that until the amount of the Receivables collected by CEDAR exceeds the amount of the Purchase Price, CEDAR will be permitted not treat any amount collected under this Agreement as profit for taxation and accounting purposes . 2. Additional Fees . In addition to the Receivables Purchased Amount, each Merchant will be held responsible to CEDAR for the following fees, where applicable : A. $ - to cover underwriting, the ACH debit program, and expenses related to the procurement and initiation of the transactions encompassed by this Agreement . This will be deducted from payment of the Purchase Price . B. Wire Fee - Merchant(s) shall receive funding electronically to the Account and will be charged $ 50 . 00 for a Fed Wire or $ 0 . 00 for a bank ACH . This will be deducted from payment of the Purchase Price . C. NSF/Rejected ACH Fee - $ 50 . 00 for each time an ACH debit to the Account by CEDAR is returned or otherwise rejected . No Merchant will be held responsible for such a fee if any Merchant gives CEDAR notice no more than one business day in advance that the Account will have insufficient funds to be debited by CEDAR and no Merchant is otherwise in default of the terms of the Agreement . Each such fee may be deducted from any payment collected by CEDAR or may be collected in addition to any other payment collected by CEDAR under this Agreement . D. Blocked Account/Default - $2,500.00 - If an Event of Default has taken place under Section 30. E. UCC Fee - $195.00 – to cover CEDAR filing a UCC - 1 financing statement to secure its interest in the Receivables Purchased Amount. A $195.00 UCC termination fee will be charged if a UCC filing is terminated. F. $ - legal compliance with applicable disclosure laws and regulations. This will be deducted from payment of the Purchase Price. G. Court costs, arbitration fees, collection agency fees, attorney fees, expert fees, and any other expenses incurred in litigation, arbitration, or the enforcement of any of CEDAR’s legal or contractual rights against each Merchant and/or each Guarantor, if required, as explained in other Sections of this Agreement . 3. Estimated Payments . Instead of debiting the Specified Percentage of Merchant’s Receivables, CEDAR may instead debit $ (“Estimated Payment”) from the Account every . The Estimated Payment is intended to be an approximation of no more than the Specified Percentage, subject to reconciliation . 4. Reconciliations . Any Merchant may contact CEDAR’s Reconciliation Department to request that CEDAR conduct a reconciliation in order to ensure that the amount that CEDAR has collected equals the Specified Percentage of Merchant(s)’s Receivables under this Agreement. A request for a reconciliation by any Merchant must be made by giving written notice of the request to CEDAR or by sending an e - mail to reconciliations@cedaradvance.com stating that a reconciliation is being requested. In order to effectuate the reconciliation, any Merchant must produce with its request any I have read and agree to the terms and conditions set forth above: Name: Title: Date:

Docusign Envelope ID: D864B06B - 83AA - 4DD5 - 8918 - 27BAE4BDBAC8 Page 3 of 16 STANDARD MERCHANT CASH ADVANCE AGREEMENT and all bank statements covering the period from the date of this Agreement through the date of the request for a reconciliation as well as Merchant’s account reports showing transactions in the month to date, or other documents or reports available to Merchant for verification of its revenues, or , if available, the login and password for the Account . Once, notified of a request for reconciliation, CEDAR will instruct it’s ACH processor to pause ACH debits from Merchant’s account until the reconciliation process is complete . CEDAR will complete each reconciliation requested by any Merchant within two business days after receipt of proper notice of a request for one accompanied by the information and documents required for it . CEDAR may also conduct a reconciliation on its own at any time by reviewing Merchant(s)’s Receivables covering the period from the date of this Agreement until the date of initiation of the reconciliation, each such reconciliation will be completed within two business days after its initiation, and CEDAR will give each Merchant written notice of the determination made based on the reconciliation within one business day after its completion . If a reconciliation determines that CEDAR collected more than it was entitled to, then CEDAR will credit to the Account all amounts to which CEDAR was not entitled and, if there is an Estimated Payment, decrease the amount of the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation . If a reconciliation determines that CEDAR collected less than it was entitled to, then CEDAR will debit from the Account all additional amounts to which CEDAR was entitled and, if there is an Estimated Payment, increase the amount of the Estimated Payment so that it is consistent with the Specified Percentage of Merchant(s)’s Receivables from the date of the Agreement through the date of the reconciliation . For the avoidance of doubt, in the event Merchant desires reconciliation it shall be Merchant’s sole responsibility to initiate the reconciliation process in this Section 4 . Nothing herein limits the amount of times that a reconciliation may be requested or conducted . 5. Merchant Deposit Agreement . Merchant(s) shall appoint a bank acceptable to CEDAR, to obtain electronic fund transfer services and/or “ACH” payments . Merchant(s) shall provide CEDAR and/or its authorized agent with all of the information, authorizations, and passwords necessary to verify each Merchant’s Receivables . Merchant(s) shall authorize CEDAR and/or its agent(s) to deduct the amounts owed to CEDAR for the Receivables as specified herein from settlement amounts which would otherwise be due to each Merchant and to pay such amounts to CEDAR by permitting CEDAR to withdraw the Specified Percentage by ACH debiting of the account . The authorization shall be irrevocable as to each Merchant absent CEDAR’s written consent until the Receivables Purchased Amount has been paid in full or the Merchant becomes bankrupt or goes out of business without any prior default under this Agreement . 6. Term of Agreement . The term of this Agreement is indefinite and shall continue until CEDAR receives the full Receivables Purchased Amount, or earlier if terminated pursuant to any provision of this Agreement . The provisions of Sections 1 , 2 , 3 , 4 , 5 , 6 , 7 , 9 , 10 , 12 , 13 , 14 , 15 , 16 , 17 , 18 , 22 , 25 , 26 , 27 , 28 , 29 , 30 , 31 , 32 , 33 , 34 , 35 , 36 , 37 , 38 , 39 , 40 , 41 , 42 , 43 , 44 , 45 , 46 , 47 , 48 , 49 , 50 , 51 , and 52 shall survive any termination of this Agreement . 7. Ordinary Course of Business . Each Merchant acknowledges that it is entering into this Agreement in the ordinary course of its business and that the payments to be made from each Merchant to CEDAR under this Agreement are being made in the ordinary course of each Merchant’s business . 8. Financial Condition . Each Merchant and each Guarantor (Guarantor being defined as each signatory to the Guarantee of this Agreement) authorizes CEDAR and its agent(s) to investigate each Merchant’s financial responsibility and history, and will provide to CEDAR any bank or financial statements, tax returns, and other documents and records, as CEDAR deems necessary prior to or at any time after execution of this Agreement . A photocopy of this authorization will be deemed as acceptable for release of financial information . CEDAR is authorized to update such information and financial profiles from time to time as it deems appropriate . 9. Monitoring, Recording, and Electronic Communications . CEDAR may choose to monitor and/or record telephone calls with any Merchant and its owners, employees, and agents . By signing this Agreement, each Merchant agrees that any call between CEDAR and any Merchant or its representatives may be monitored and/or recorded . Each Merchant and each Guarantor grants access for CEDAR to enter any Merchant’s premises and to observe any Merchant’s premises without any prior notice to any Merchant at any time after execution of this Agreement . CEDAR may use automated telephone dialing, text messaging systems, and e - mail to provide messages to Merchant(s), Owner(s) (Owner being defined as each person who signs this Agreement on behalf of a Merchant), and Guarantor(s) about Merchant(s)’s account . Telephone messages may be played by a machine automatically when the I have read and agree to the terms and conditions set forth above: Name: Title: Date:

Docusign Envelope ID: D864B06B - 83AA - 4DD5 - 8918 - 27BAE4BDBAC8 Page 4 of 16 STANDARD MERCHANT CASH ADVANCE AGREEMENT telephone is answered, whether answered by an Owner, a Guarantor, or someone else . These messages may also be recorded by the recipient’s answering machine or voice mail . Each Merchant, each Owner, and each Guarantor gives CEDAR permission to call or send a text message to any telephone number given to CEDAR in connection with this Agreement and to play pre - recorded messages and/or send text messages with information about this Agreement and/or any Merchant’s account over the phone . Each Merchant, each Owner, and each Guarantor also gives CEDAR permission to communicate such information to them by e - mail . Each Merchant, each Owner, and each Guarantor agree that CEDAR will not be liable to any of them for any such calls or electronic communications, even if information is communicated to an unintended recipient . Each Merchant, each Owner, and each Guarantor acknowledge that when they receive such calls or electronic communications, they may incur a charge from the company that provides them with telecommunications, wireless, and/or Internet services, and that CEDAR has no liability for any such charges . 10. Accuracy of Information Furnished by Merchant and Investigation Thereof . To the extent set forth herein, each of the parties is obligated upon his, her, or its execution of the Agreement to all terms of the Agreement . Each Merchant and each Owner signing this Agreement represent that he or she is authorized to sign this Agreement for each Merchant, legally binding said Merchant to its obligations under this Agreement and that the information provided herein and in all of CEDAR’s documents, forms, and recorded interview(s) is true, accurate, and complete in all respects . CEDAR may produce a monthly statement reflecting the delivery of the Specified Percentage of Receivables from Merchant(s) to CEDAR . An investigative report may be made in connection with the Agreement . Each Merchant and each Owner signing this Agreement authorize CEDAR, its agents and representatives, and any credit - reporting agency engaged by CEDAR, to (i) investigate any references given or any other statements obtained from or about each Merchant or any of its Owners for the purpose of this Agreement, and (ii) pull credit report at any time now or for so long as any Merchant and/or Owners(s) continue to have any obligation to CEDAR under this Agreement or for CEDAR’s ability to determine any Merchant’s eligibility to enter into any future agreement with CEDAR . Any misrepresentation made by any Merchant or Owner in connection with this Agreement may constitute a separate claim for fraud or intentional misrepresentation . Authorization for soft pulls : Each Merchant and each Owner understands that by signing this Agreement, they are providing ‘written instructions’ to CEDAR under the Fair Credit Reporting Act, authorizing CEDAR to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax . Each Merchant and each Guarantor authorizes CEDAR to obtain such information solely to conduct a pre - qualification for credit . Authorization for hard pulls : Each Merchant and each Owner understands that by signing this Agreement, they are providing ‘written instructions’ to CEDAR under the Fair Credit Reporting Act, authorizing CEDAR to obtain information from their personal credit profile or other information from Experian, TransUnion, and Equifax . Each Merchant and each Guarantor authorizes CEDAR to obtain such information in accordance with a merchant cash advance application . 11. Transactional History . Each Merchant authorizes its bank to provide CEDAR with its banking and/or credit card processing history . 12. Indemnification . Each Merchant and each Guarantor jointly and severally indemnify and hold harmless each Merchant’s credit card and check processors (collectively, “Processor”) and Processor’s officers, directors, and shareholders against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by Processor resulting from (a) claims asserted by CEDAR for monies owed to CEDAR from any Merchant and (b) actions taken by any Processor in reliance upon information or instructions provided by CEDAR . 13. No Liability . In no event will CEDAR be liable for any claims asserted by any Merchant under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect, or consequential damages, each of which is waived by each Merchant and each Guarantor . 14. Sale of Receivables . Each Merchant and CEDAR agree that the Purchase Price under this Agreement is in exchange for the Receivables Purchased Amount and that such Purchase Price is not intended to be, nor shall it be construed as a loan from CEDAR to any Merchant . CEDAR is entering into this Agreement knowing the risks that each Merchant’s business may decline or fail, resulting in CEDAR not receiving the Receivables Purchased Amount . Any Merchant going bankrupt, going out of business, or experiencing a slowdown in business or a delay in collecting Receivables will not on its own without anything more be considered a breach of this Agreement . Each Merchant agrees that the Purchase Price in exchange for the Receivables pursuant to this Agreement equals the fair market value of such I have read and agree to the terms and conditions set forth above: Name: Title: Date:

Docusign Envelope ID: D864B06B - 83AA - 4DD5 - 8918 - 27BAE4BDBAC8 Page 5 of 16 STANDARD MERCHANT CASH ADVANCE AGREEMENT Receivables . CEDAR has purchased and shall own all the Receivables described in this Agreement up to the full Receivables Purchased Amount as the Receivables are created . Payments made to CEDAR in respect to the full amount of the Receivables shall be conditioned upon each Merchant’s sale of products and services and the payment therefor by each Merchant’s customers in the manner provided in this Agreement . Each Merchant and each Guarantor acknowledges that CEDAR does not purchase, sell, or offer to purchase or sell securities and that this Agreement is not a security, an offer to sell any security, or a solicitation of an offer to buy any security . Although certain jurisdictions require the disclosure of an Annual Percentage Rate or APR in connection with this Agreement, those disclosures do not change the fact that the transaction encompassed by this Agreement is not a loan and does not have an interest rate . 15. Power of Attorney . Each Merchant irrevocably appoints CEDAR as its agent and attorney - in - fact with full authority to take any action or execute any instrument or document to settle all obligations due to CEDAR for the benefit of each Merchant and only in order to prevent the occurrence of an Event of Default (as described in Section 30 ) . If an Event of Default takes place under Section 30 , then each Merchant irrevocably appoints CEDAR as its agent and attorney - in - fact with full authority to take any action or execute any instrument or document to settle all obligations due to CEDAR from each Merchant, including without limitation (i) to collect monies due or to become due under or in respect of any of the Collateral (which is defined in Section 29 ) ; (ii) to receive, endorse and collect any checks, notes, drafts, instruments, documents, or chattel paper in connection with clause (i) above ; (iii) to sign each Merchant’s name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to CEDAR ; and (iv) to file any claims or take any action or institute any proceeding which CEDAR may deem necessary for the collection of any of the unpaid Receivables Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Receivables Purchased Amount . 16. Protections Against Default. The following Protections 1 through 6 may be invoked by CEDAR, immediately and without notice to any Merchant if any Event of Default listed in Section 30 has occurred. Protection 1: The full uncollected Receivables Purchased Amount plus all fees due under this Agreement may become due and payable in full immediately. Protection 2. CEDAR may enforce the provisions of the Guarantee against Guarantor. Protection 3. CEDAR may enforce its security interest in the Collateral identified in Section 29. Protection 4. CEDAR may proceed to protect and enforce its rights and remedies by litigation or arbitration. Protection 5 . CEDAR may debit any Merchant’s depository accounts wherever situated by means of ACH debit or electronic or facsimile signature on a computer - generated check drawn on any Merchant’s bank account or otherwise, in an amount consistent with the terms of this Agreement . Protection 6 . CEDAR will have the right, without waiving any of its rights and remedies and without notice to any Merchant and/or Guarantor, to notify each Merchant’s credit card and/or check processor and account debtor(s) of the sale of Receivables hereunder and to direct such credit card processor and account debtor(s) to make payment to CEDAR of all or any portion of the amounts received by such credit card processor and account debtor(s) on behalf of each Merchant . Each Merchant hereby grants to CEDAR an irrevocable power - of - attorney, which power - of - attorney will be coupled with an interest, and hereby appoints CEDAR and its representatives as each Merchant’s attorney - in - fact to take any and all action necessary to direct such new or additional credit card and/or check processor and account debtor(s) to make payment to CEDAR as contemplated by this Section . 17. Protection of Information . Each Merchant and each person signing this Agreement o n behalf o f each Merchant and/or as Owner, in respect of himself or herself personally, authorizes CEDAR to disclose information concerning each Merchant, Owner and/or Guarantor’s credit standing a nd business conduct t o agents, affiliates, subsidiaries, a nd credit reporting bureaus . Each Merchant, Guarantor, a n d Owner hereby waives t o t he maximum extent permitted by law any claim for damages against CEDAR or any of its affiliates relating to any (i) investigation undertaken by or o n behalf o f CEDAR as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement . 18. Confidentiality . Each Merchant understands and agrees that the terms and conditions of the products and services offered by CEDAR, including this Agreement and any other CEDAR documents (collectively, “Confidential Information”) are proprietary and confidential information of CEDAR . Accordingly, unless disclosure is required by law or court order, Merchant(s) shall not disclose Confidential Information of CEDAR to any person other than an attorney, accountant, financial advisor, or employee of any Merchant who needs to know such information for the purpose of advising I have read and agree to the terms and conditions set forth above: Name: Title: Date:

Docusign Envelope ID: D864B06B - 83AA - 4DD5 - 8918 - 27BAE4BDBAC8 Page 6 of 16 STANDARD MERCHANT CASH ADVANCE AGREEMENT any Merchant (“Advisor”), provided such Advisor uses such information solely for the purpose of advising any Merchant and first agrees in writing to be bound by the terms of this Section 18. 19. D/B/As . Each Merchant hereby acknowledges and agrees that CEDAR may be using “doing business as” or “d/b/a” names in connection with various matters relating to the transaction between CEDAR and each Merchant, including the filing of UCC - 1 financing statements and other notices or filings . 20. Financial Condition and Financial Information . Each Merchant represents, warrants, and covenants that its bank and financial statements, copies of which have been furnished to CEDAR, and future statements which will be furnished hereafter at the request of CEDAR, fairly represent the financial condition of each Merchant at such dates, and that since those dates there have been no material adverse changes, financial or otherwise, in such condition, operation, or ownership of any Merchant . Each Merchant has a continuing affirmative obligation to advise CEDAR of any material adverse change in its financial condition, operation, or ownership that may have an effect on any Merchant’s ability to generate Receivables or perform its obligations under this Agreement . 21. Governmental Approvals . Each Merchant represents, warrants, and covenants that it is in compliance and shall comply with all laws and has valid permits, authorizations, and licenses to own, operate, and lease its properties and to conduct the business in which it is presently engaged . 22. Authorization . Each Merchant represents, warrants, and covenants that it and each person signing this Agreement on behalf of each Merchant has full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized . 23. Electronic Check Processing Agreement . Each Merchant represents, warrants, and covenants that it will not, without CEDAR’s prior written consent, change its Processor, add terminals, change its financial institution or bank account, or take any other action that could have any adverse effect upon any Merchant’s obligations under this Agreement . 24. Change of Name or Location . Each Merchant represents, warrants, and covenants that it will not conduct its business under any name other than as disclosed to CEDAR or change any place(s) of its business without giving prior written notice to CEDAR . 25. No Bankruptcy . Each Merchant represents, warrants, and covenants that as of the date of this Agreement, it does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against any Merchant . Each Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it . 26. Unencumbered Receivables . Each Merchant represents, warrants, and covenants that it has good, complete, and marketable title to all Receivables, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges, and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with this Agreement or adverse to the interests of CEDAR, other than any for which CEDAR has actual or constructive knowledge or inquiry notice as of the date of this Agreement . 27. Stacking . Each Merchant represents, warrants, and covenants that it will not enter into with any party other than CEDAR any arrangement, agreement, or commitment that relates to or involves the Receivables, whether in the form of a purchase of, a loan against, collateral against, or the sale or purchase of credits against Receivables without the prior written consent of CEDAR . 28. Business Purpose . Each Merchant represents, warrants, and covenants that it is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and each Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family, or household purposes . I have read and agree to the terms and conditions set forth above: Name: Title: Date:

Docusign Envelope ID: D864B06B - 83AA - 4DD5 - 8918 - 27BAE4BDBAC8 Page 7 of 16 STANDARD MERCHANT CASH ADVANCE AGREEMENT 29. Security Interest . To secure each Merchant’s performance obligations to CEDAR under this Agreement and any future agreement with CEDAR, each Merchant hereby grants to CEDAR a security interest in collateral (the “Collateral”), that is defined as collectively : (a) all accounts, including without limitation, all deposit accounts, accounts - receivable, and other receivables, as those terms are defined by Article 9 of the Uniform Commercial Code (the “UCC”), now or hereafter owned or acquired by any Merchant ; and (b) all proceeds, as that term is defined by Article 9 of the UCC . The parties acknowledge and agree that any security interest granted to CEDAR under any other agreement between any Merchant or Guarantor and CEDAR (the “Cross - Collateral”) will secure the obligations hereunder and under this Agreement . Negative Pledge : Each Merchant agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral or the Cross - Collateral, as applicable . Each Merchant agrees to execute any documents or take any action in connection with this Agreement as CEDAR deems necessary to perfect or maintain CEDAR’s first priority security interest in the Collateral and the Cross - Collateral, including the execution of any account control agreements . Each Merchant hereby authorizes CEDAR to file any financing statements deemed necessary by CEDAR to perfect or maintain CEDAR’s security interest, which financing statements may contain notification that each Merchant has granted a negative pledge to CEDAR with respect to the Collateral and the Cross - Collateral, and that any subsequent lienor may be tortiously interfering with CEDAR’s rights . Each Merchant shall be liable for and CEDAR may charge and collect all costs and expenses, including but not limited to attorney fees, which may be incurred by CEDAR in protecting, preserving, and enforcing CEDAR’s security interest and rights . Each Merchant further acknowledges that CEDAR may use another legal name and/or D/B/A or an agent when designating the Secured Party when CEDAR files the above - referenced financing statement(s) . 30. Events of Default. An “Event of Default” may be considered to have taken place if any of the following occur: (1) Any representation or warranty by any Merchant to CEDAR proves to have been made intentionally false or misleading in any material respect when made; (2) Any Merchant causes any ACH debit to the Account by CEDAR to be blocked or stopped without providing any advance written notice to CEDAR with an alternative method for CEDAR to collect the blocked or stopped payment, which notice may be given by e - mail to reconciliations@cedaradvance.com; (3) Any Merchant intentionally prevents CEDAR from collecting any part of the Receivables Purchased Amount ; or (4) Any Merchant causes any ACH debit to the Account by any person or entity other than CEDAR to be stopped or otherwise returned that would result in an ACH Return Code of R 08 , R 10 , or R 29 and that Merchant does not within two business days thereafter provide CEDAR with written notice thereof explaining why that Merchant caused the ACH debit to be stopped or otherwise returned, which notice may be given by e - mail to reconciliations@cedaradvance . com . 31. Remedies. In case any Event of Default occurs and is not waived, CEDAR may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement, or other provision contained herein, or to enforce the discharge of each Merchant’s obligations hereunder, or any other legal or equitable right or remedy. All rights, powers, and remedies of CEDAR in connection with this Agreement, including each Protection listed in Section 16, may be exercised at any time by CEDAR after the occurrence of an Event of Default, are cumulative and not exclusive, and will be in addition to any other rights, powers, or remedies provided by law or equity. In case any Event of Default occurs and is not waived, CEDAR may elect that Merchant(s) be required to pay to CEDAR % of the unpaid balance of the Receivables Purchased Amount as liquidated damages for any reasonable expenses incurred by CEDAR in connection with recovering the unpaid balance of the Receivables Purchased Amount (“Reasonable Expenses”) and all Merchant(s) and all Guarantor(s) agree that the Reasonable Expenses bear a reasonable relationship to CEDAR’s actual expenses incurred in connection with recovering the unpaid balance of the Receivables Purchased Amount. 32. Assignment . This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Merchant(s) shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of CEDAR, which consent may be withheld in CEDAR’s sole discretion . CEDAR may assign, transfer, or sell its rights under this Agreement, including, without limitation, its rights to receive the Receivables Purchased Amount, and its rights under Section 29 of this Agreement, the Guarantee, and any other agreement, instrument, or document executed in connection with the transactions contemplated by this Agreement (a “Related Agreement”), or delegate its duties hereunder or thereunder, either in whole or in part . From and after the effective date of any such I have read and agree to the terms and conditions set forth above: Name: Title: Date:

Docusign Envelope ID: D864B06B - 83AA - 4DD5 - 8918 - 27BAE4BDBAC8 Page 8 of 16 STANDARD MERCHANT CASH ADVANCE AGREEMENT assignment or transfer by CEDAR, whether or not any Merchant has actual notice thereof, this Agreement and each Related Agreement shall be deemed amended and modified (without the need for any further action on the part of any Merchant or CEDAR) such that the assignee shall be deemed a party to this Agreement and any such Related Agreement and, to the extent provided in the assignment document between CEDAR and such assignee (the “Assignment Agreement”), have the rights and obligations of CEDAR under this Agreement and such Related Agreements with respect to the portion of the Receivables Purchased Amount set forth in such Assignment Agreement, including but not limited to rights in the Receivables, Collateral and Additional Collateral, the benefit of each Guarantor’s guaranty regarding the full and prompt performance of every obligation that is a subject of the Guarantee, CEDAR’s rights under Section 16 of this Agreement (Protections Against Default), and to receive damages from any Merchant following a breach of this Agreement by any Merchant . In connection with such assignment, CEDAR may disclose all information that CEDAR has relating to any Merchant or its business . Each Merchant agrees to acknowledge any such assignment in writing upon CEDAR’s request . 33. Notices . All notices, requests, consents, demands, and other communications hereunder shall be delivered by certified mail, return receipt requested, or by overnight delivery with signature confirmation to the respective parties to this Agreement at their addresses set forth in this Agreement and shall become effective only upon receipt . Written notice may also be given to any Merchant or Guarantor by e - mail to the E - mail Address listed on the first page of this Agreement or by text message to the Phone Number listed on the first page of this Agreement if that phone number is for a mobile phone . Each Merchant and each Guarantor must set its spam or junk mail filter to accept e - mails sent by reconciliations@cedaradvance . com and its domain . This Section is not applicable to service of process or notices in any legal proceedings . 34. Choice of Law . Each Merchant acknowledges and agrees t h a t this Agreement was made in t h e S t a t e of Florida, t h at t h e Purchase Price is being paid by CEDAR in t he S t a t e o f Florida, t h a t t he Receivables Purchased Amount is being delivered to CEDAR in the St a t e o f Florida, and t ha t t h e S t a t e o f Florida has a reasonable relationship t o t he transactions encompassed by this Agreement . This Agreement, any dispute or claim relating hereto, whether sounding in contract, tort, law, equity, or otherwise, th e relationship between CEDAR a n d each Merchant, and the relationship between CEDAR a n d each Guarantor will be governed by a nd construed in accordance with t h e laws o f t h e S t a t e of Florida, without regard t o any applicable principles o f conflict of laws . Each Merchant represents t h at it does n o t have a principal place o f business located in t h e Commonwealth of Virginia a n d t h a t therefore t h e provisions of Chapter 22 . 1 o f Title 6 . 2 o f t h e Virginia Code are not applicable to this Agreement . Each Merchant agrees t h a t the provisions of Division 9 . 5 o f t he California Financial Code are n ot applicable to this Agreement if no Business Address listed o n t h e first pa g e of this Agreement or in any addendum hereto is located in the S t a t e o f California . 35. Venue and Forum Selection . This Agreement, and any dispute arising out of or relating to this Agreement or the parties’ relationship, shall be governed by and construed in accordance with the laws of the State of Florida, without regard to any applicable principles of conflicts of law . Any suit, action, or proceeding arising out of or relating to this Agreement or the transaction contemplated herein or the interpretation, performance, or breach hereof, shall be instituted in any state court sitting in the State of Florida (the “Acceptable Forums”), provided that CEDAR may institute suit in another forum . Merchant, each Guarantor and each Owner agree that the Acceptable Forums are convenient to them, and submit to the personal jurisdiction of the Acceptable Forums and waive any and all objections to jurisdiction or venue in the Acceptable Forums . Should a proceeding be initiated by Merchant, any Guarantor or any Owner in any other forum, Merchant, each Guarantor and each Owner waives any right to oppose any motion or application made by CEDAR to dismiss such proceeding, to remove and/or transfer the proceeding to an Acceptable Forum, and for an anti - suit injunction against such proceeding (which CEDAR may make in the Acceptable Forums) . ADDITIONALLY, MERCHANT, EACH OWNER AND EACH GUARANTOR WAIVE PERSONAL SERVICE OF ANY SUMMONS AND/OR COMPLAINT OR OTHER PROCESS TO COMMENCE ANY LITIGATION AND AGREE THAT SERVICE OF SUCH DOCUMENTS SHALL BE EFFECTIVE AND COMPLETE IF SENT BY PRIORITY MAIL OR FIRST CLASS MAIL TO THE MAILING ADDRESS(ES) SET FORTH FOR MERCHANT ABOVE, AND EMAILED TO THE EMAIL ADDRESS, LISTED ON PAGE 1 OF THIS AGREEMENT OR THE UPDATED MAILING AND EMAIL ADDRESS IN ACCORDANCE WITH PARAGRAPH 33 . SERVICE SHALL BE EFFECTIVE AND COMPLETE 5 DAYS AFTER THE MAILING . MERCHANT WILL THEN HAVE 30 CALENDAR DAYS AFTER SERVICE IS COMPLETE IN WHICH TO APPEAR IN THE ACTION OR PROCEEDING . 36. Jury Waiver. The parties agree to waive trial by jury in any dispute between them. I have read and agree to the terms and conditions set forth above: Name: Title: Date:

Docusign Envelope ID: D864B06B - 83AA - 4DD5 - 8918 - 27BAE4BDBAC8 Page 9 of 16 STANDARD MERCHANT CASH ADVANCE AGREEMENT 37. Counterclaim Waiver . In any litigation or arbitration commenced by CEDAR, each Merchant and each Guarantor will not be permitted to interpose any counterclaim . 38. Statutes of Limitations . Each Merchant and each Guarantor agree that any claim, whether sounding in contract, tort, law, equity, or otherwise, that is not asserted against CEDAR within one year after its accrual will be time barred . Notwithstanding any provision in this Agreement to the contrary, each Merchant and each Guarantor agree that any objection by any of them to the jurisdiction of an arbitrator or to the arbitrability of the dispute and any application made by any of them to stay an arbitration initiated against any of them by CEDAR will be time barred if made more than 20 days after receipt of the demand for arbitration . 39. Costs and Legal Fees. If an Event of Default occurs or CEDAR prevails in any litigation or arbitration with any Merchant or any Guarantor, then each Merchant and each Guarantor must pay CEDAR’s reasonable attorney fees, which may include a contingency fee of up to % of the amount claimed, as well as administrative or filing fees and arbitrator compensation in any arbitration, expert witness fees, and costs of suit. 40. Prejudgment and Postjudgment Interest . If CEDAR becomes entitled to the entry of a judgment against any Merchant or any Guarantor, then CEDAR will be entitled to the recovery of prejudgment interest at a rate of % per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, and upon entry of any such judgment, it will accrue interest at a postjudgment rate of % per annum (or 16% per annum if any Merchant is a sole proprietorship), or the maximum rate permitted by applicable law if less, which rate will govern over the statutory rate of interest up until actual satisfaction of the judgment. 41. Class Action Waiver . CEDAR, each Merchant, and each Guarantor agree that they may bring claims against each other relating to this Agreement only in their individual capacities, and not as a plaintiff or class action member in any purported class or representative proceedings . 42. Arbitration . CEDAR HAS THE RIGHT TO REQUEST THAT ANY DISPUTE, CONTROVERSY OR CLAIM BETWEEN CEDAR AND MERCHANT, ANY GUARANTOR OR ANY OWNER, WHETHER ARISING OUT OF OR RELATING TO THE CONSTRUCTION AND INTERPRETATION OF THIS AGREEMENT OR OTHERWISE (INCLUDING WITHOUT LIMITATION CLAIMS FOR FRAUD, MISREPRESENTATION, INTENTIONAL TORT, NEGLIGENT TORT OR UNDER ANY LOCAL, STATE OR FEDERAL STATUTE OR RULE), BE SUBMITTED TO ARBITRATION BEFORE EITHER (I) THE AMERICAN ARBITRATION ASSOCIATION IN ACCORDANCE WITH ITS COMMERCIAL RULES, OR (II) MEDIATION AND CIVIL ARBITRATION INC . D/B/A RAPIDRULING (WWW . RAPIDRULING . COM) IN ACCORDANCE WITH ITS COMMERCIAL ARBITRATION RULES . THE ARBITRATION SHALL BE GOVERNED BY THE FEDERAL ARBITRATION ACT . THE ARBITRATION SHALL BE DEEMED TO BE LOCATED IN MIAMI - DADE COUNTY, FLORIDA, REGARDLESS OF THE LOCATION OF THE PARTIES OR ARBITRATOR . TO THE EXTENT PERMITTED BY THE ARBITRATOR RULES, THE ARBITRATION PROCEEDINGS SHALL PROCEED VIRTUALLY OR REMOTELY AND SHALL NOT REQUIRE THE PARTIES TO APPEAR IN - PERSON . ALL QUESTIONS CONCERNING ARBITRATRABILITY OF ANY DISPUTE SHALL BE DECIDED BY THE ARBITRATOR . CEDAR MAY DEMAND THAT SUCH DISPUTE BE SUBMITTED TO ARBITRATION EITHER BY (I) SENDING A WRITTEN NOTICE OF INTENT TO ARBITRATE TO ALL OTHER PARTIES IN ACCORDANCE WITH THE NOTICE PROVISION IN PARAGRAPH 33 OF THIS AGREEMENT, OR (II) SENDING A WRITTEN NOTICE OF INTENT TO ARBITRATE TO THE ATTORNEY OF RECORD FOR MERCHANT, ANY GUARANTOR OR ANY OWNER WHO HAS BROUGHT ANY ACTION OR PROCEEDING BEFORE ANY COURT OR TRIBUNAL AGAINST CEDAR . INITIALLY, THE PARTIES WILL SPLIT THE ARBITRATION FILING FEE, ADMINISTRATION FEE AND ARBITRATOR FEE . IF CEDAR PREVAILS IN ARBITRATION, THE ARBITRATOR MAY AWARD TO CEDAR ITS ATTORNEYS’ FEES (IN ACCORDANCE WITH PARAGRAPH 39 OF THIS AGREEMENT) AND SHARE OF THE ARBITRATION FILING FEE, ADMINISTRATION FEE AND ARBITRATOR FEE . MERCHANT, ANY GUARANTOR AND ANY OWNER MAY OPT OUT OF THIS ARBITRATION PROVISION BY SENDING CEDAR A NOTICE THAT HE, SHE OR IT DOES NOT WANT THIS PROVISION TO APPLY IN ACCORDANCE WITH PARAGRAPH 33 WITHIN 14 DAYS AFTER THE EFFECTIVE DATE OF THIS AGREEMENT . 43. Service of Process. Each Merchant and each Guarantor consent to service of process and legal notices made I have read and agree to the terms and conditions set forth above: Name: Title: Date:

Docusign Envelope ID: D864B06B - 83AA - 4DD5 - 8918 - 27BAE4BDBAC8 Page 10 of 16 STANDARD MERCHANT CASH ADVANCE AGREEMENT by First Class or Priority Mail delivered by the United States Postal Service and addressed to the Contact Address set forth on the first page of this Agreement or any other address(es) provided in writing to CEDAR by any Merchant or any Guarantor, and unless applicable law or rules provide otherwise, any such service will be deemed complete upon dispatch . Each Merchant and each Guarantor agrees that it will be precluded from asserting that it did not receive service of process or any other notice mailed to the Contact Address set forth on the first page of this Agreement if it does not furnish a certified mail return receipt signed by CEDAR demonstrating that CEDAR was provided with notice of a change in the Contact Address . 44. Survival of Representations, etc . All representations, warranties, and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated unless specified otherwise in this Agreement . 45. Waiver . No failure on the part of CEDAR to exercise, and no delay in exercising, any right under this Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right . The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity . 46. Independent Sales Organizations/Brokers . Each Merchant and each Guarantor acknowledge that it may have been introduced to CEDAR by or received assistance in entering into this Agreement or its Guarantee from an independent sales organization or broker (“ISO”) . Each Merchant and each Guarantor agree that any ISO is separate from and is not an agent or representative of CEDAR . Each Merchant and each Guarantor acknowledge that CEDAR is not bound by any promises or agreements made by any ISO that are not contained within this Agreement . Each Merchant and each Guarantor exculpate from liability and agree to hold harmless and indemnify CEDAR and its officers, directors, members, shareholders, employees, and agents from and against all losses, damages, claims, liabilities, and expenses (including reasonable attorney and expert fees) incurred by any Merchant or any Guarantor resulting from any act or omission by any ISO . Each Merchant and each Guarantor acknowledge that any fee that they paid to any ISO for its services is separate and apart from any payment under this Agreement . Each Merchant and each Guarantor acknowledge that CEDAR does not in any way require the use of an ISO and that any fees charged by any ISO are not required as a condition or incident to this Agreement . 47. Modifications ; Agreements . No modification, amendment, waiver, or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by all parties . 48. Severability . If any provision of this Agreement is deemed invalid or unenforceable as written, it will be construed, to the greatest extent possible, in a manner which will render it valid and enforceable, and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable will be deemed to be part thereof . If any provision of this Agreement is deemed void, all other provisions will remain in effect . 49. Headings . Headings of the various articles and/or sections of this Agreement are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections . 50. Attorney Review . Each Merchant acknowledges that it has had an opportunity to review this Agreement and all addenda with counsel of its choosing before signing the documents or has chosen not to avail itself of the opportunity to do so . 51. Entire Agreement . This Agreement, inclusive of all addenda, if any, executed simultaneously herewith constitutes the full understanding of the parties to the transaction herein and may not be amended, modified, or canceled except in writing signed by all parties . Should there arise any conflict between this Agreement and any other document preceding it, this Agreement will govern . This Agreement does not affect any previous agreement between the parties unless such an agreement is specifically referenced herein . This Agreement will not be affected by any subsequent agreement between the parties unless this Agreement is specifically referenced therein . I have read and agree to the terms and conditions set forth above: Name: Title: Date:

Docusign Envelope ID: D864B06B - 83AA - 4DD5 - 8918 - 27BAE4BDBAC8 Page 11 of 16 STANDARD MERCHANT CASH ADVANCE AGREEMENT 52. Counterparts; Fax and Electronic Signatures. This Agreement may be executed electronically and in counterparts. Facsimile and electronic copies of this Agreement will have the full force and effect of an original. EACH UNDERSIGNED HEREBY ACCEPTS THE TERMS OF THIS AGREEMENT FOR THE MERCHANT/OWNER (#1) By: (Print Name) (Print Title) (Signature) SS# Driver License Number FOR THE MERCHANT/OWNER (#2) By: (Print Name) (Print Title) (Signature) SS# Driver License Number Approved for CEDAR ADVANCE LLC by:

Docusign Envelope ID: D864B06B - 83AA - 4DD5 - 8918 - 27BAE4BDBAC8 Page 16 of 16 STANDARD MERCHANT CASH ADVANCE AGREEMENT BANK INFORMATION Dear Merchant, We look forward to being your funding partner. You authorize CEDAR ADVANCE LLC to collect the Receivables Purchased Amount under this Agreement by ACH debiting your bank account with the bank listed below. CEDAR ADVANCE LLC will require viewing access to your bank account each business day. CEDAR ADVANCE LLC will also require viewing access to your bank account, prior to funding, as part of our underwriting process. Please fill out the form below with the information necessary to access your account. * Be sure to indicate capital or lower case letters. City National Bank of Florida Name of bank: I have read and agree to the terms and c onditions set forth above: Name of account: 30000509302 Account number: 066004367 Routing number: Bank portal website: Username: Password: Security Question/Answer 1: Security Question/Answer 2: Security Question/Answer 3: Any other information necessary to access your account: If you have any questions please feel free to contact us directly at . SG BUILDING BLOCKS INC Name: Title: Date:

- 1 - ADDENDUM TO STANDARD MERCHANT CASH ADVANCE AGREEMENT FOR ADDITIONAL GUARANTORS This is an Addendum, dated / / 202 , to the Guarantee of the Standard Merchant Cash Advance Agreement (“Agreement”) between CEDAR ADVANCE LLC (“CEDAR”) and SG BUILDING BLOCKS INC (“Merchant”), dated / / 202 . This Addendum incorporates by reference the Agreement and the Guarantee . The following additional entities, pursuant to the terms and conditions of the Guarantee, hereby guarantee performance of Merchant’s performance of all of the representations, warranties, and covenants made by Merchant to CEDAR in the Agreement, inclusive of all addenda thereto, if any, as may be renewed, amended, extended, or otherwise modified . SG ECHO LLC SGB DEVELOPMENT CORP By: (Print Name) (Signature) Docusign Envelope ID: D864B06B - 83AA - 4DD5 - 8918 - 27BAE4BDBAC8 paul galvin

ADDENDUM TO STANDARD MERCHANT CASH ADVANCE AGREEMENT This is an Addendum, dated 7 / 31 / 2024 , to the Standard Merchant Cash Advance Agreement (“Agreement”), dated 7 / 31 / 2024 , between CEDAR ADVANCE LLC (“CEDAR”) and SG BUILDING BLOCKS INC (“Merchant”) . Merchant(s) instruct CEDAR to pay up to $ 929 , 820 . 00 of the Purchase Price set forth in the Agreement to CEDAR instead of to Merchant(s) . The balance of the Purchase Price will be paid to Merchant(s) . Additional comments : FOR THE MERCHANT/OWNER (#1) By: (Print Name and Title) (Signature) FOR THE MERCHANT/OWNER (#2) By: (Print Name and Title) (Signature) Docusign Envelope ID: D864B06B - 83AA - 4DD5 - 8918 - 27BAE4BDBAC8 paul galvin